UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 21, 2020

NELNET, INC.
(Exact name of registrant as specified in its charter)

Nebraska	001-31924	84-0748903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 South 13th Street, Suite 100
Lincoln,	Nebraska	68508
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (402) 458-2370
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $0.01 per Share	NNI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                    ☐

Item 8.01 Other Events.
On December 21, 2020, ALLO Communications LLC (“Allo”), a subsidiary of Nelnet, Inc. (the “Company”), obtained all required regulatory approvals from the Federal Communications Commission (“FCC”) and other applicable regulatory authorities for the transfer of control and change in controlling interest of Allo in connection with the previously reported agreements for the recapitalization and additional funding for Allo.
As previously reported under Item 1.01 of a Current Report on Form 8-K filed by the Company on October 2, 2020 and in a Current Report on Form 8-K filed by the Company on October 15, 2020, on October 1, 2020, the Company and Allo entered into various agreements with SDC Allo Holdings, LLC (“SDC”) for various transactions contemplated by the parties in connection with a recapitalization and additional funding for Allo, and on October 15, 2020, Allo received proceeds of $197.0 million from SDC as the purchase price payment by SDC for the issuance of non-voting preferred membership units of Allo to SDC under the agreements.
Pursuant to the terms and conditions of the agreements, the non-voting preferred membership units of Allo held by SDC automatically converted into voting membership units of Allo upon the receipt on December 21, 2020 of the required regulatory approvals from the FCC and other applicable regulatory authorities. As a result of such conversion, SDC, the Company, and members of Allo’s management own approximately 48 percent, 45 percent, and 7 percent, respectively, of the outstanding voting membership interests of Allo, and the Company deconsolidated Allo from the Company’s consolidated financial statements.
Upon deconsolidation of Allo, the Company will initially record its 45 percent voting membership interests in Allo at fair value, and thereafter account for such investment under the Hypothetical Liquidation at Book Value (“HLBV”) method of accounting. In addition, upon deconsolidation of Allo, the Company will initially record its remaining non-voting preferred membership units in Allo at fair value, and account for such investment as a separate equity investment.
The HLBV method of accounting is used by the Company for equity method investments when the liquidation rights and priorities as defined by an equity investment agreement differ from what is reflected by the underlying percentage ownership or voting interests. The HLBV method is commonly applied to equity investments where cash distribution percentages vary at different points in time and are not directly linked to an investor’s ownership or voting percentages. For those types of investments accounted for under the HLBV method, applying the percentage ownership or voting interests to GAAP net income in order to determine earnings or losses does not accurately represent the income allocation and cash flow distributions that will ultimately be received by the investors.
The Company applies the HLBV method using a balance sheet approach. A calculation is prepared at each balance sheet date to determine the amount that the Company would receive if an equity investment entity were to liquidate all of its assets and distribute that cash to the investors based on the contractually defined liquidation priorities. The difference between the calculated liquidation distribution amounts at the beginning and the end of the reporting period, after adjusting for capital contributions and distributions, will be the Company’s share of the earnings or losses from the equity investment for the period. Because the Company will be able to utilize certain tax losses related to Allo’s operations, the equity investment agreements for the Company have liquidation rights and priorities that are sufficiently different from the voting membership interests percentages such that the HLBV method of accounting was deemed appropriate. Accordingly, the recognition of earnings or losses during any reporting period related to the Company’s equity investment in Allo may or may not reflect its voting membership interests percentage and could vary substantially from those calculated based on the Company’s voting membership interests in Allo.
Forward-looking and cautionary statements
This report contains forward-looking statements within the meaning of federal securities laws. The words “expect,” “intend,” “may,” “potential,” “will,” and similar expressions, as well as statements in future tense, are intended to identify forward-looking statements. These statements are based on management's current expectations as of the date of this report and are subject to known and unknown risks and uncertainties that may cause actual results or performance to differ materially from those expressed or implied by the forward-looking statements. Such risks include, but are not limited to: risks related to the ability to satisfy conditions applicable to the remaining transactions contemplated by the reported recapitalization and additional funding for Allo and complete such transactions in the expected time frame or at all, and risks related to the expected benefits to the Company and to Allo from any of the various completed and remaining transactions for the recapitalization and additional funding for Allo, including risks and uncertainties as to whether the Company and/or Allo will be able to realize such expected benefits; risks related to the severity, magnitude, and duration of the COVID-19 pandemic, including changes in the macroeconomic environment and consumer behavior, restrictions on business, educational, individual, or travel activities intended to slow the spread of the pandemic, and volatility in market conditions resulting from the pandemic; cybersecurity risks, including potential disruptions to systems, disclosure of confidential information, and/or damage to reputation resulting from cyber-breaches; and other risks and uncertainties set forth in the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020, and September 30, 2020. All forward-looking statements contained in this report are qualified by these cautionary statements and are made only as of the date of this report. Although the Company may from time to time voluntarily update or revise its prior forward-looking statements to reflect actual results or changes in the Company’s expectations, the Company disclaims any commitment to do so except as required by securities laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NELNET, INC.
Date: December 30, 2020                By:    /s/ JAMES D. KRUGER
Name:    James D. Kruger
Title:    Chief Financial Officer